UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2015

CLEARBRIDGE

DIVIDEND STRATEGY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks dividend income, growth of dividend income and long-term capital appreciation.

Prior to May 1, 2015, the Fund had a different investment objective and followed different investment strategies under the name ClearBridge Equity Income Fund.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Dividend Strategy Fund for the twelve-month reporting period ended December 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2016

II	ClearBridge Dividend Strategy Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended December 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2015 U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating personal consumption expenditures (“PCE”), declining imports, expanding state and local government spending, and rising nonresidential fixed investment. Third quarter 2015 GDP growth then moderated to 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment. Finally, the U.S. Department of Commerce’s initial estimate for fourth quarter 2015 GDP growth — released after the reporting period ended — was 0.7%. Slower growth was attributed to a deceleration in PCE and downturns in nonresidential fixed investment, exports and state and local government spending.

The U.S. labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By December 2015, unemployment was 5.0%, equaling its lowest level since April 2008.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (“Fed”)iii finally increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” During its meeting that concluded on January 27, 2016 — after the reporting period ended — the Fed said it is, “…closely monitoring global economic and financial developments and is assessing their implications for the labor market and inflation, and for the balance of risks to the outlook. Given the economic outlook, the Committee decided to maintain the target range for the federal funds rate at 1/4 to 1/2 percent…. In determining the timing and size of future adjustments to the target range for the federal funds rate, the Committee will assess realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

ClearBridge Dividend Strategy Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

IV	ClearBridge Dividend Strategy Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks dividend income, growth of dividend income and long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics that pay dividends or are expected to initiate their dividends over time. This policy includes companies that we expect to initiate dividend payments within the next 12 to 24 months. We believe that high quality companies with strong balance sheets coupled with strong dividend profiles are attractive candidates for long-term investment.

The Fund invests primarily in common stocks. Equity securities in which the Fund may invest also include preferred securities, convertible securities, securities of other investment companies and of real estate investment companies (“REITs”)i and warrants and rights. The Fund may invest up to 50% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts. The foreign issuers in which the Fund may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries (commonly known as “multi-national companies”) and other foreign issuers with market capitalizations generally of at least $10 billion. The Fund may invest in issuers of any size.

We, as portfolio managers, look for companies that we believe have assets or earnings power that are either unrecognized or undervalued. We typically emphasize dividend-paying equity securities with a focus placed upon current dividend levels as well as dividend growth over time. We also look for potential for capital appreciation, sound or improving balance sheets, and effective management teams that exhibit a desire to earn consistent returns for shareholders. We may also consider the companies’ past growth rates, future earnings prospects, technological innovation and recognized industry leadership, as well as general market and economic factors. We will reassess any company held by the Fund that reduces or terminates its dividend payments to determine whether the Fund will continue to hold the security.

Prior to May 1, 2015, the Fund was known as ClearBridge Equity Income Fund and its investment objective was to provide a high level of current income. Long-term capital appreciation was a secondary objective. Under normal circumstances, the Fund would invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics. Additionally, prior to May 1, 2015, the Fund’s performance benchmark was the Russell 3000 Value Index.ii

Q. What were the overall market conditions during the Fund’s reporting period?

A. The major broad U.S. indices posted positive returns for the reporting year ending December 31, 2015, as the S&P 500 Indexiii, Dow Jones Industrial Average (“DJIA”)iv and NASDAQ Composite Indexv gained 1.38%, 0.2% and 7.1%, respectively. Throughout the reporting period, investors focused on the Federal Reserve Board’s (“Fed”)vi rate strategy, mixed U.S. economic reports, generally weak foreign economic reports,

ClearBridge Dividend Strategy Fund 2015 Annual Report	1

Fund overview (cont’d)

declining commodity prices, and the strengthening dollar, as well as a wave of mergers and acquisitions (“M&A”) announcements.

The broad market appreciated through the first half of the year, but the third quarter of 2015 saw sharp declines erase gains. The selling was broad-based and the Chicago Board Options Exchange Volatility Indexvii, commonly referred to as the “VIX”, spiked to the highest level since the U.S. lost its AAA credit rating in late 2011. Over the last several years, the market has appreciated significantly and had experienced very little volatility. Until late August, the broad averages had not seen a 10% correction in over three years — rare from a historical perspective. Growing concern for global growth, particularly in China, combined with declining commodity prices appeared to drive the volatility.

The International Monetary Fund (“IMF”)viii twice lowered its global growth projections for 2015, most recently forecasting a 3.1% expansion. Crude oil prices slid nearly 40% throughout the reporting period on oversupply concerns, closing at roughly $37 per barrel at the end of December 2015. The U.S. dollar strengthened nearly 10% against a broad basket of foreign currencies over the past twelve months, driving material foreign exchange headwinds to U.S. corporate earnings.

After seven years of keeping target rates unchanged, questions regarding the Fed lift-off weighed heavily on the markets all year. While early in the year many observers expected the Fed to finally raise rates, Fed officials pointed to tepid inflation and a weak dollar as reasons to hold off. After years of effective Fed communication, 2015 was a year where the Fed confused markets several times. Early in the year investors expected the Fed to raise rates and it didn’t and later in the year investors expected the Fed to stand pat only to have the Fed insist that they would raise rates by year end. After months of speculation, the Fed finally raised target rates in December. The initial rate increase appeared to be priced into the market as the S&P 500 Index gained 1.5% on the day of the announcement, and the 10-Year U.S. Treasury yield oscillated between 2.20% and 2.30% for most of the month.

U.S. gross domestic product (“GDP”)ix growth reports were mixed all year. The first quarter of 2015 saw a disappointing 0.6% annualized rate of expansion, while GDP was higher in the second and third quarters of 2015. Notably the economy expanded 3.9% in the second quarter of 2015 and 2.1% in the third quarter of 2015. Meanwhile, U.S. employers added more than 2.3 million jobs throughout the year and the unemployment rate fell to 5.0% by the end of December from 5.6% a year ago.

In spite of increased volatility in the markets, corporations continued to take advantage of low borrowing rates and M&A activity was robust during the year. Dealogic, a provider of Global Investment Banking analysis and systems, reports that total volume for 2015 surpassed $5 trillion including ten deals worth $50 billion or more each.

Q. How did we respond to these changing market conditions?

A. Financial markets were challenging during 2015, with each day seeming like an independent event. We expect this will continue until oil prices stabilize. A global economic slowdown is being reflected in

2	ClearBridge Dividend Strategy Fund 2015 Annual Report

collapsing commodity prices, most notably oil. In our opinion, the Fed backed itself into a corner by overestimating the molasses-like recovery and raising short-term interest rates at the same time that industrial activity is weakening severely. The stock market has seen so many violent reactions to the smallest earnings or revenue misses versus analyst expectations. This turned the market into one of short-term spasms as opposed to rational investing. Yet not all is dire. Housing remains a pocket of strength and consumers are being helped by lower gasoline and heating prices. Retail sales should also begin to reflect the benefit of lower fuel prices.

After Organization of Petroleum Exporting Countries (“OPEC”) created a monopolistic structure, we used to cheer for lower oil prices and hope for a sound domestic energy policy. Now we are of the opinion that the collapse in oil prices, while benefitting consumers, is creating havoc in too many industries. We believe the weakness in the industrial economy is far more widespread than simply declining oil prices would suggest. Just as expanded housing creates benefits for suppliers of materials, appliances and furniture manufacturers, plumbers and carpenters, etc., the negative effect of the oil collapse is pounding related industries. Transportation, valve and tubing suppliers, drilling equipment, well-service companies and many others are hurting. Layoffs have been widespread and severe. The single most important factor in helping the markets to stabilize is, in our opinion, stability in oil prices.

With interest rates so low, it is hard to say that a quarter point rise by itself is terribly damaging. But directionally, it is not consistent with comments from so many companies that are struggling to maintain, let alone grow, revenues. There is a global slowdown in progress. The strong dollar, coupled with weakness in so many other countries, makes revenue growth from usual sources very difficult.

In recent days, we have heard of much slower conditions from such economic bellwethers as Union Pacific Corp., 3M Co., Caterpillar Inc. and Nucor Steel. The declines in transportation stocks are indicative of lower demand for the movement of goods. Thus a rise in interest rates, while small, is hardly a prescription for what ails the economy.

A disturbing note came from a recent N.Y. Times survey of New Yorkers. Despite appearances of a stronger economy, half the respondents said they were having trouble making ends meet. We have stated repeatedly that the collapse of 2008 would not be repaired quickly. Unfortunately, the dissatisfaction of too many workers is being reflected in political campaigns that seem mean-spirited instead of offering pro-growth policies.

At the beginning of 2015, we gave a more sober view of the stock market than we had in the prior six years. It has been a tough year for capital appreciation. Dividends, as expected, continued to rise nicely. A turn of the calendar page does not call for a change in outlook. With revenue growth so hard to come by for so many industries, it is unreasonable to expect important large earnings gains. So many stocks actually experienced their own bear markets over the past year, while the popular averages were sustained by fewer strong performers with good returns. Our view is that the stock market needs time to adjust to the very

ClearBridge Dividend Strategy Fund 2015 Annual Report	3

Fund overview (cont’d)

difficult industrial environment. While we cannot rule out further pain for many stocks, it seems that quite a lot of negative earnings and revenue disappointments have been priced in.

The need for income will remain elevated for many years to come and we cannot think of a better way to generate income than owning a diversified portfolio of high-quality stocks offering attractive dividends. We continue to believe that doing so remains a sound investment strategy for the long-term investor. We believe that the companies we own exhibit strong balance sheets and generate ample free cash flow. This underpins our conviction that dividends have more room to grow. Though stocks may face challenges, we do expect healthy dividend increases in the year ahead.

Based on comparative valuations, we believe stocks remain the asset category of choice for longer term returns. Despite all of the volatility and frustrating swings, we keep thinking back to tough years in our careers which seem insignificant when viewed in a bigger picture.

Over the year we owned what we believe to be high-quality companies with the ability to pay a rising stream of dividends, and we saw no significant reasons to change that approach during the period.

Performance review

For the twelve months ended December 31, 2015, Class A shares of ClearBridge Dividend Strategy Fund, excluding sales charges, returned -4.63%. The Fund’s new unmanaged benchmark, the S&P 500 Index and its former unmanaged benchmark, the Russell 3000 Value Index, returned 1.38% and -4.13%, respectively, for the same period. The Lipper Equity Income Funds Category Average1 returned -3.69% over the same time frame.

Performance Snapshot as of December 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Dividend Strategy Fund:
Class 1[2]	-1.12%	-4.35%
Class A	-1.28%	-4.63%
Class B3	-1.58%	-5.32%
Class C	-1.59%	-5.25%
Class FI	-1.33%	-4.60%
Class R	-1.42%	-4.83%
Class I	-1.15%	-4.32%
Class IS	-1.11%	-4.28%
S&P 500 Index	0.15%	1.38%
Russell 3000 Value Index	-3.64%	-4.13%
Lipper Equity Income Funds Category Average[1]	-3.17%	-3.69%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 530 funds for the six-month period and among the 507 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

The Fund’s Class 1 shares are closed to all purchases and incoming exchanges. Investors owning Class 1 shares may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

4	ClearBridge Dividend Strategy Fund 2015 Annual Report

Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Prior to May 1, 2015, the Fund had a different investment objective and followed different investment strategies under the name ClearBridge Equity Income Fund.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2015, as supplemented August 7, 2015, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 0.88%, 1.16%, 1.92%, 1.85%, 1.23%, 1.58%, 0.82% and 0.99%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.20% for Class A shares, 2.20% for Class B shares, 1.95% for Class C shares, 1.20% for Class FI shares, 1.40% for Class R shares, 0.85% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares and the ratio of total annual fund operating expenses for Class 1 shares will not exceed the ratio of total annual fund operating expenses for Class A shares. These arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in five economic sectors (out of ten sectors in total) during the reporting period with the greatest contribution to returns coming from the Information Technology (“IT”) sector.

In terms of individual Fund holdings, the leading contributors to performance for the period included Alphabet (F/K/A Google), Home Depot Inc., General Electric Co., Microsoft Corp. and UnitedHealth Group Inc.

ClearBridge Dividend Strategy Fund 2015 Annual Report	5

Fund overview (cont’d)

Q. What were the leading detractors from performance?

A. Relative to the benchmark, the Fund’s overall stock selection and sector allocation detracted from performance for the period. Stock selection in the Financials and Consumer Staples sectors detracted the most. With regards to sector allocation, underweight positions in the Consumer Discretionary, Health Care and Information Technology sectors hurt performance as each sector outperformed the benchmark. Additionally, the Fund’s cash balance dragged on relative returns, as did the Fund’s overweight in the Materials sector, which lagged the benchmark.

In terms of individual Fund holdings, leading detractors from performance for the period included Union Pacific Corp., Time Warner Inc., Wal-Mart Stores Inc., Spectra Energy Corp. and Chevron Corp.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the reporting period, we established a number of new positions, with some of the largest in Alphabet (F/K/A Google), Coca-Cola Co, Bank of New York Mellon Corp., CVS Health Corp. and McDonald’s Corp.

We also closed a number of existing positions, most notably American Express Co., United Technologies, Chevron Corp., Amgen Inc. and UGI Corp.

Thank you for your investment in ClearBridge Dividend Strategy Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael Clarfeld, CFA

Portfolio Manager

ClearBridge Investments, LLC

Harry D. “Hersh” Cohen

Portfolio Manager

ClearBridge Investments, LLC

Peter Vanderlee, CFA

Portfolio Manager

ClearBridge Investments, LLC

January 19, 2016

RISKS: Equity securities are subject to price fluctuation. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Real estate investment trusts (“REITs”) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks. Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2015 and are subject to change and may not be representative of the portfolio

6	ClearBridge Dividend Strategy Fund 2015 Annual Report

managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2015 were: Berkshire Hathaway Inc., Class B Shares (3.3%), Home Depot Inc. (3.1%), Microsoft Corp. (3.0%), Nestle SA, ADR (2.8%), Alphabet Inc., Class C Shares (2.6%), Apple Inc.. (2.5%), Kimberly-Clark Corp. (2.5%), General Electric Co. (2.5%), American Tower Corp. (2.5%) and Comcast Corp., Class A Shares (2.4%). Please refer to pages 13 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2015 were: Financials (16.3%), Consumer Staples (15.3%), Information Technology (14.0%), Industrials (13.3%) and Consumer Discretionary (9.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iv

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

[v]	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

vi

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vii	The Chicago Board Options Exchange Volatility Index (“VIX”) reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

viii

The International Monetary Fund (“IMF”) is an international organization created for the purpose of standardizing global financial relations and exchange rates. The IMF generally monitors the global economy, and its core goal is to economically strengthen its member countries.

ix	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ClearBridge Dividend Strategy Fund 2015 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2015 and December 31, 2014. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.

‡	Prior year percentages have been restated to reflect current period classifications.

*	Represents less than 0.1%.

8	ClearBridge Dividend Strategy Fund 2015 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2015 and held for the six months ended December 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	-1.12%	$1,000.00	$988.80	0.86%	$4.31	Class 1	5.00%	$1,000.00	$1,020.87	0.86%	$4.38
Class A	-1.28	1,000.00	987.20	1.15	5.76	Class A	5.00	1,000.00	1,019.41	1.15	5.85
Class B	-1.58	1,000.00	984.20	1.85	9.25	Class B	5.00	1,000.00	1,015.88	1.85	9.40
Class C	-1.59	1,000.00	984.10	1.84	9.20	Class C	5.00	1,000.00	1,015.93	1.84	9.35
Class FI	-1.33	1,000.00	986.70	1.17	5.86	Class FI	5.00	1,000.00	1,019.31	1.17	5.96
Class R	-1.42	1,000.00	985.80	1.38	6.91	Class R	5.00	1,000.00	1,018.25	1.38	7.02
Class I	-1.15	1,000.00	988.50	0.85	4.26	Class I	5.00	1,000.00	1,020.92	0.85	4.33
Class IS	-1.11	1,000.00	988.90	0.76	3.81	Class IS	5.00	1,000.00	1,021.37	0.76	3.87

ClearBridge Dividend Strategy Fund 2015 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	ClearBridge Dividend Strategy Fund 2015 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/15	-4.35%	-4.63%	-5.32%	-5.25%	-4.60%	-4.83%	-4.32%	-4.28%
Five Years Ended 12/31/15	N/A	10.45	9.67	9.65	N/A	N/A	10.82	N/A
Ten Years Ended 12/31/15	N/A	5.86	5.40	5.07	N/A	N/A	6.19	N/A
Inception* through 12/31/15	9.63	—	—	—	6.00	10.43	—	7.35

With sales charges[2]	Class 1	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/15	-4.35%	-10.10%	-10.02%	-6.19%	-4.60%	-4.83%	-4.32%	-4.28%
Five Years Ended 12/31/15	N/A	9.14	9.53	9.65	N/A	N/A	10.82	N/A
Ten Years Ended 12/31/15	N/A	5.24	5.40	5.07	N/A	N/A	6.19	N/A
Inception* through 12/31/15	9.63	—	—	—	6.00	10.43	—	7.35

Cumulative total returns
Without sales charges[1]
Class 1 (Inception date of 4/29/11 through 12/31/15)	53.75%
Class A (12/31/05 through 12/31/15)	76.73
Class B (12/31/05 through 12/31/15)	69.16
Class C (12/31/05 through 12/31/15)	64.02
Class FI (Inception date of 5/16/13 through 12/31/15)	16.56
Class R (Inception date of 2/2/12 through 12/31/15)	47.45
Class I (12/31/05 through 12/31/15)	82.28
Class IS (Inception date of 4/10/13 through 12/31/15)	21.35

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred; Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, B, C, FI, R, I and IS shares are April 29, 2011, November 6, 1992, September 16, 1985, June 15, 1998, May 16, 2013, February 2, 2012, February 7, 1996 and April 10, 2013 respectively.

ClearBridge Dividend Strategy Fund 2015 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge Dividend Strategy Fund vs. S&P 500 Index and Russell 3000 Value Index†‡ —
December 2005 - December 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge Dividend Strategy Fund on December 31, 2005, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2015. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index and Russell 3000 Value Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class A shares’ performance indicated on this chart, depending on whether greater or lesser charges and fees were incurred by shareholders investing in the other classes.

‡	Prior to May 1, 2015, the Fund had a different investment objective and followed different investment strategies under the name ClearBridge Equity Income Fund. Effective May 1, 2015, the Fund changed its performance benchmark from the Russell 3000 Value Index to the S&P 500 Index. Management believes the S&P 500 Index is a more appropriate benchmark for the Fund since it more accurately reflects the investment strategies of the Fund.

12	ClearBridge Dividend Strategy Fund 2015 Annual Report

Schedule of investments

December 31, 2015

ClearBridge Dividend Strategy Fund

Security	Shares	Value
Common Stocks — 95.8%
Consumer Discretionary — 9.3%
Hotels, Restaurants & Leisure — 1.2%
McDonald’s Corp.	507,300	$59,932,422
Media — 5.0%
Comcast Corp., Class A Shares	2,159,700	121,871,871
Time Warner Inc.	1,535,810	99,320,833
Walt Disney Co.	340,080	35,735,606
Total Media		256,928,310
Specialty Retail — 3.1%
Home Depot Inc.	1,199,850	158,680,163
Total Consumer Discretionary		475,540,895
Consumer Staples — 15.3%
Beverages — 3.9%
Anheuser-Busch InBev NV, Sponsored ADR	450,000	56,250,000
Coca-Cola Co.	2,171,530	93,288,929
PepsiCo Inc.	477,260	47,687,819
Total Beverages		197,226,748
Food & Staples Retailing — 4.8%
Costco Wholesale Corp.	493,920	79,768,080
CVS Health Corp.	652,780	63,822,300
Sysco Corp.	642,290	26,333,890
Wal-Mart Stores Inc.	1,243,920	76,252,296
Total Food & Staples Retailing		246,176,566
Food Products — 2.8%
Nestle SA, Sponsored ADR	1,947,730	144,950,067
Household Products — 3.8%
Kimberly-Clark Corp.	1,014,020	129,084,746
Procter & Gamble Co.	811,340	64,428,509
Total Household Products		193,513,255
Total Consumer Staples		781,866,636
Energy — 5.0%
Energy Equipment & Services — 1.9%
Schlumberger Ltd.	1,412,460	98,519,085
Oil, Gas & Consumable Fuels — 3.1%
Exxon Mobil Corp.	868,109	67,669,097
Occidental Petroleum Corp.	410,000	27,720,100
Spectra Energy Corp.	2,536,680	60,728,119
Total Oil, Gas & Consumable Fuels		156,117,316
Total Energy		254,636,401

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2015 Annual Report	13

Schedule of investments (cont’d)

December 31, 2015

ClearBridge Dividend Strategy Fund

Security	Shares	Value
Financials — 16.0%
Capital Markets — 3.6%
Bank of New York Mellon Corp.	2,083,210	$85,869,916
Blackstone Group LP	3,340,820	97,685,577
Total Capital Markets		183,555,493
Diversified Financial Services — 3.3%
Berkshire Hathaway Inc., Class B Shares	1,284,110	169,553,884	*
Insurance — 4.6%
American International Group Inc.	425,000	26,337,250
MetLife Inc.	2,016,315	97,206,546
Travelers Cos. Inc.	972,480	109,754,093
Total Insurance		233,297,889
Real Estate Investment Trusts (REITs) — 4.4%
American Tower Corp.	1,295,820	125,629,749
Healthcare Trust of America Inc., Class A Shares	1,600,000	43,152,000
Weyerhaeuser Co.	1,942,060	58,222,959
Total Real Estate Investment Trusts (REITs)		227,004,708
Real Estate Management & Development — 0.1%
Brookfield Property Partners LP	245,658	5,709,092
Total Financials		819,121,066
Health Care — 6.6%
Health Care Providers & Services — 1.6%
UnitedHealth Group Inc.	690,690	81,252,771
Pharmaceuticals — 5.0%
Johnson & Johnson	1,102,987	113,298,825
Merck & Co. Inc.	1,646,540	86,970,243
Pfizer Inc.	1,813,580	58,542,362
Total Pharmaceuticals		258,811,430
Total Health Care		340,064,201
Industrials — 13.3%
Aerospace & Defense — 2.0%
Raytheon Co.	800,000	99,624,000
Air Freight & Logistics — 3.1%
C.H. Robinson Worldwide Inc.	1,146,500	71,105,930
United Parcel Service Inc., Class B Shares	925,000	89,012,750
Total Air Freight & Logistics		160,118,680
Commercial Services & Supplies — 2.1%
Waste Management Inc.	2,057,860	109,827,988
Industrial Conglomerates — 4.3%
3M Co.	625,220	94,183,141

See Notes to Financial Statements.

14	ClearBridge Dividend Strategy Fund 2015 Annual Report

ClearBridge Dividend Strategy Fund

Security	Shares	Value
Industrial Conglomerates — continued
General Electric Co.	4,100,000	$127,715,000
Total Industrial Conglomerates		221,898,141
Road & Rail — 1.8%
Union Pacific Corp.	1,184,920	92,660,744
Total Industrials		684,129,553
Information Technology — 14.0%
Internet Software & Services — 2.6%
Alphabet Inc., Class C Shares	172,284	130,742,882	*
IT Services — 1.6%
Automatic Data Processing Inc.	952,430	80,689,870
Semiconductors & Semiconductor Equipment — 3.3%
Intel Corp.	1,600,000	55,120,000
Texas Instruments Inc.	2,071,330	113,529,597
Total Semiconductors & Semiconductor Equipment		168,649,597
Software — 4.0%
Microsoft Corp.	2,731,030	151,517,544
Oracle Corp.	1,453,000	53,078,090
Total Software		204,595,634
Technology Hardware, Storage & Peripherals — 2.5%
Apple Inc.	1,240,130	130,536,084
Total Information Technology		715,214,067
Materials — 6.5%
Chemicals — 5.4%
E.I. du Pont de Nemours & Co.	1,097,700	73,106,820
Ecolab Inc.	539,080	61,659,970
PPG Industries Inc.	735,880	72,719,662
Praxair Inc.	692,030	70,863,872
Total Chemicals		278,350,324
Containers & Packaging — 1.1%
International Paper Co.	1,423,280	53,657,656
Total Materials		332,007,980
Telecommunication Services — 3.7%
Diversified Telecommunication Services — 3.7%
AT&T Inc.	2,487,840	85,606,575
Verizon Communications Inc.	2,277,406	105,261,705
Total Telecommunication Services		190,868,280
Utilities — 6.1%
Electric Utilities — 2.7%
Brookfield Infrastructure Partners LP	2,303,110	87,310,900

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2015 Annual Report	15

Schedule of investments (cont’d)

December 31, 2015

ClearBridge Dividend Strategy Fund

Security			Shares	Value
Electric Utilities — continued
NextEra Energy Inc.			505,200	$52,485,228
Total Electric Utilities				139,796,128
Independent Power and Renewable Electricity Producers — 0.9%
Brookfield Renewable Energy Partners LP			907,749	23,794,216
Brookfield Renewable Energy Partners LP			799,920	20,941,905
Total Independent Power and Renewable Electricity Producers				44,736,121
Multi-Utilities — 2.5%
CenterPoint Energy Inc.			1,677,100	30,791,556
WEC Energy Group Inc.			1,909,040	97,952,843
Total Multi-Utilities				128,744,399
Total Utilities				313,276,648
Total Common Stocks (Cost — $3,797,418,921)				4,906,725,727

	Rate
Convertible Preferred Stocks — 0.3%
Financials — 0.3%
Banks — 0.3%
Wells Fargo & Co. (Cost — $15,253,320)	7.500%		14,406	16,753,962

		Maturity Date	Face Amount
Asset-Backed Securities — 0.0%
Finance America Net Interest Margin Trust, 2004-1A (Cost — $73,449)	5.250%	6/27/34	$73,417	1	* (a)(b)(c)
Total Investments Before Short-Term Investments (Cost — $3,812,745,690)				4,923,479,690

			Shares
Short-Term Investments — 3.8%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $193,805,732)	0.225%		193,805,732	193,805,732
Total Investments — 99.9% (Cost — $4,006,551,422#)				5,117,285,422
Other Assets in Excess of Liabilities — 0.1%				4,771,023
Total Net Assets — 100.0%				$5,122,056,445

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Illiquid security (unaudited).

(c)	The coupon payment on these securities is currently in default as of December 31, 2015.

#	Aggregate cost for federal income tax purposes is $3,998,304,607

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

16	ClearBridge Dividend Strategy Fund 2015 Annual Report

Statement of assets and liabilities

December 31, 2015

Assets:
Investments, at value (Cost — $4,006,551,422)	$5,117,285,422
Foreign currency, at value (Cost — $28)	27
Cash	1,960,030
Dividends and interest receivable	9,080,286
Receivable for Fund shares sold	3,744,793
Prepaid expenses	136,089
Total Assets	5,132,206,647

Liabilities:
Payable for Fund shares repurchased	3,946,560
Investment management fee payable	2,996,860
Service and/or distribution fees payable	896,686
Trustees’ fees payable	59,348
Accrued expenses	2,250,748
Total Liabilities	10,150,202
Total Net Assets	$5,122,056,445

Net Assets:
Par value (Note 7)	$2,688
Paid-in capital in excess of par value	4,003,449,847
Undistributed net investment income	11,507,356
Accumulated net realized loss on investments and foreign currency transactions	(3,637,445)
Net unrealized appreciation on investments and foreign currencies	1,110,733,999
Total Net Assets	$5,122,056,445

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2015 Annual Report	17

Statement of assets and liabilities (cont’d)

December 31, 2015

Net Assets:
Class 1	$1,274,310,346
Class A	$2,587,831,516
Class B	$52,797,495
Class C	$360,542,431
Class FI	$54,909
Class R	$1,704,659
Class I	$844,802,954
Class IS	$12,135

Shares Outstanding:
Class 1	67,045,065
Class A	136,190,831
Class B	2,819,407
Class C	19,212,815
Class FI	2,893
Class R	89,992
Class I	43,460,282
Class IS	624

Net Asset Value:
Class 1 (and redemption price)	$19.01
Class A (and redemption price)	$19.00
Class B*	$18.73
Class C*	$18.77
Class FI (and redemption price)	$18.98
Class R (and redemption price)	$18.94
Class I (and redemption price)	$19.44
Class IS (and redemption price)	$19.45
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$20.16

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	ClearBridge Dividend Strategy Fund 2015 Annual Report

Statement of operations

For the Year Ended December 31, 2015

Investment Income:
Dividends and distributions	$151,660,588
Return of capital (Note 1(f))	(92,752)
Net Dividends and Distributions	151,567,836
Interest	324,669
Less: Foreign taxes withheld	(1,372,703)
Total Investment Income	150,519,802

Expenses:
Investment management fee (Note 2)	40,985,387
Service and/or distribution fees (Notes 2 and 5)	12,158,635
Transfer agent fees (Note 5)	8,416,364
Fund accounting fees	406,897
Trustees’ fees	392,590
Shareholder reports	189,907
Registration fees	180,464
Insurance	84,111
Legal fees	79,413
Audit and tax fees	52,839
Custody fees	22,233
Miscellaneous expenses	39,223
Total Expenses	63,008,063
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(227,379)
Net Expenses	62,780,684
Net Investment Income	87,739,118

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	52,812,579
REIT distributions	3,294,405
Foreign currency transactions	(92,854)
Net Realized Gain	56,014,130
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(415,232,309)
Foreign currencies	3,479
Change in Net Unrealized Appreciation (Depreciation)	(415,228,830)
Net Loss on Investments and Foreign Currency Transactions	(359,214,700)
Decrease in Net Assets from Operations	$(271,475,582)

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2015 Annual Report	19

Statements of changes in net assets

For the Years Ended December 31,	2015	2014

Operations:
Net investment income	$87,739,118	$104,219,426
Net realized gain	56,014,130	181,308,930
Change in net unrealized appreciation (depreciation)	(415,228,830)	416,900,311
Increase (Decrease) in Net Assets from Operations	(271,475,582)	702,428,667

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(87,066,251)	(101,967,588)
Net realized gains	(1,215,182)	—
Decrease in Net Assets from Distributions to Shareholders	(88,281,433)	(101,967,588)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,214,414,306	990,621,730
Reinvestment of distributions	81,510,699	91,242,222
Cost of shares repurchased	(1,987,822,102)	(833,898,229)
Increase (Decrease) in Net Assets from Fund Share Transactions	(691,897,097)	247,965,723
Increase (Decrease) in Net Assets	(1,051,654,112)	848,426,802

Net Assets:
Beginning of year	6,173,710,557	5,325,283,755
End of year*	$5,122,056,445	$6,173,710,557
*Includes undistributed net investment income of:	$11,507,356	$8,827,247

See Notes to Financial Statements.

20	ClearBridge Dividend Strategy Fund 2015 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class 1 Shares[1]	2015	2014	2013	2012	2011[2]

Net asset value, beginning of year	$20.24	$18.25	$14.76	$13.27	$13.71

Income (loss) from operations:
Net investment income	0.34	0.39	0.30	0.33	0.28
Net realized and unrealized gain (loss)	(1.22)	1.98	3.49	1.50	(0.41)
Total income (loss) from operations	(0.88)	2.37	3.79	1.83	(0.13)

Less distributions from:
Net investment income	(0.35)	(0.38)	(0.30)	(0.34)	(0.31)
Net realized gains	(0.00) [7]	—	—	—	—
Total distributions	(0.35)	(0.38)	(0.30)	(0.34)	(0.31)

Net asset value, end of year	$19.01	$20.24	$18.25	$14.76	$13.27
Total return[3]	(4.35)%	13.11%	25.88%	13.85%	(0.84)%

Net assets, end of year (millions)	$1,274	$1,466	$1,427	$1,252	$1,232

Ratios to average net assets:
Gross expenses	0.87%	0.88%	0.91%	0.95%	1.05%[4]
Net expenses[5]	0.87	0.88	0.91	0.90 [6]	0.90 [4,6]
Net investment income	1.74	2.05	1.77	2.30	3.24 [4]

Portfolio turnover rate	22%	14%	32%	23%	83%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 29, 2011 (inception date) to December 31, 2011.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective January 1, 2013, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to January 1, 2013, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares less the 12b-1 differential of 0.25%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Amount represents less than $0.005 per share.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2015 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$20.23	$18.24	$14.75	$13.27	$12.76

Income (loss) from operations:
Net investment income	0.29	0.34	0.25	0.29	0.36
Net realized and unrealized gain (loss)	(1.23)	1.98	3.50	1.49	0.54
Total income (loss) from operations	(0.94)	2.32	3.75	1.78	0.90

Less distributions from:
Net investment income	(0.29)	(0.33)	(0.26)	(0.30)	(0.39)
Net realized gains	(0.00) [6]	—	—	—	—
Total distributions	(0.29)	(0.33)	(0.26)	(0.30)	(0.39)

Net asset value, end of year	$19.00	$20.23	$18.24	$14.75	$13.27
Total return[2]	(4.63)%	12.81%	25.61%	13.51%	7.14%

Net assets, end of year (millions)	$2,588	$3,295	$2,939	$2,334	$2,067

Ratios to average net assets:
Gross expenses	1.14%	1.16%	1.18%	1.24%	1.27%
Net expenses	1.14 [3]	1.16 [3]	1.15 [4,5]	1.15 [4,5]	1.16 [4,5]
Net investment income	1.46	1.76	1.52	2.05	2.75

Portfolio turnover rate	22%	14%	32%	23%	83%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective January 1, 2014, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective April 29, 2011 through December 31, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15% through December 31, 2013.

[6]	Amount represents less than $0.005 per share.

See Notes to Financial Statements.

22	ClearBridge Dividend Strategy Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class B Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$19.92	$17.96	$14.52	$13.07	$12.57

Income (loss) from operations:
Net investment income	0.13	0.20	0.14	0.19	0.27
Net realized and unrealized gain (loss)	(1.19)	1.93	3.44	1.47	0.53
Total income (loss) from operations	(1.06)	2.13	3.58	1.66	0.80

Less distributions from:
Net investment income	(0.13)	(0.17)	(0.14)	(0.21)	(0.30)
Net realized gains	(0.00) [6]	—	—	—	—
Total distributions	(0.13)	(0.17)	(0.14)	(0.21)	(0.30)

Net asset value, end of year	$18.73	$19.92	$17.96	$14.52	$13.07
Total return[2]	(5.32)%	11.91%	24.79%	12.80%	6.38%

Net assets, end of year (millions)	$53	$89	$136	$155	$197

Ratios to average net assets:
Gross expenses	1.94%	1.92%	1.88%	1.94%	1.96%
Net expenses	1.94 [3]	1.92 [3]	1.82 [4,5]	1.82 [4,5]	1.82 [4,5]
Net investment income	0.67	1.09	0.86	1.36	2.10

Portfolio turnover rate	22%	14%	32%	23%	83%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective January 1, 2014, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective April 29, 2011 through December 31, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.82% through December 31, 2013.

[6]	Amount represents less than $0.005 per share.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2015 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$19.98	$18.02	$14.58	$13.12	$12.62

Income (loss) from operations:
Net investment income	0.15	0.20	0.13	0.18	0.24
Net realized and unrealized gain (loss)	(1.20)	1.96	3.46	1.48	0.54
Total income (loss) from operations	(1.05)	2.16	3.59	1.66	0.78

Less distributions from:
Net investment income	(0.16)	(0.20)	(0.15)	(0.20)	(0.28)
Net realized gains	(0.00) [6]	—	—	—	—
Total distributions	(0.16)	(0.20)	(0.15)	(0.20)	(0.28)

Net asset value, end of year	$18.77	$19.98	$18.02	$14.58	$13.12
Total return[2]	(5.25)%	12.03%	24.71%	12.67%	6.28%

Net assets, end of year (millions)	$361	$394	$356	$274	$238

Ratios to average net assets:
Gross expenses	1.84%	1.85%	1.86%	1.93%	1.99%
Net expenses	1.84 [3]	1.85 [3]	1.86 [4]	1.93 [4]	1.96 [4,5]
Net investment income	0.77	1.07	0.81	1.28	1.89

Portfolio turnover rate	22%	14%	32%	23%	83%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. During the period January 1, 2014 through August 2, 2015, as a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class C shares did not exceed 2.00%.

[4]

As a result of an expense limitation arrangement, effective April 29, 2011 through December 31, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95% through December 31, 2013.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Amount represents less than $0.005 per share.

See Notes to Financial Statements.

24	ClearBridge Dividend Strategy Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2015	2014	2013[2]

Net asset value, beginning of year	$20.21	$18.24	$17.01

Income (loss) from operations:
Net investment income	0.29	0.30	0.14
Net realized and unrealized gain (loss)	(1.22)	2.00	1.28
Total income (loss) from operations	(0.93)	2.30	1.42

Less distributions from:
Net investment income	(0.30)	(0.33)	(0.19)
Net realized gains	(0.00) [7]	—	—
Total distributions	(0.30)	(0.33)	(0.19)

Net asset value, end of year	$18.98	$20.21	$18.24
Total return[3]	(4.60)%	12.70%	8.41%

Net assets, end of year (000s)	$55	$67	$15

Ratios to average net assets:
Gross expenses	1.15%	1.23%	1.32%[4]
Net expenses[5,6]	1.13	1.21	1.22 [4]
Net investment income	1.47	1.57	1.34 [4]

Portfolio turnover rate	22%	14%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 16, 2013 (inception date) to December 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 1.25%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Amount represents less than $0.005 per share.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2015 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2015	2014	2013	2012[2]

Net asset value, beginning of year	$20.18	$18.23	$14.74	$13.66

Income (loss) from operations:
Net investment income	0.25	0.21	0.21	0.25
Net realized and unrealized gain (loss)	(1.23)	2.03	3.49	1.11
Total income (loss) from operations	(0.98)	2.24	3.70	1.36

Less distributions from:
Net investment income	(0.26)	(0.29)	(0.21)	(0.28)
Net realized gains	(0.00) [7]	—	—	—
Total distributions	(0.26)	(0.29)	(0.21)	(0.28)

Net asset value, end of year	$18.94	$20.18	$18.23	$14.74
Total return[3]	(4.83)%	12.40%	25.27%	10.02%

Net assets, end of year (000s)	$1,705	$1,178	$176	$104

Ratios to average net assets:
Gross expenses	1.42%	1.58%	1.71%	1.57%[4]
Net expenses[5,6]	1.34	1.47	1.45	1.45 [4]
Net investment income	1.28	1.12	1.24	1.89 [4]

Portfolio turnover rate	22%	14%	32%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 2, 2012 (inception date) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. During the period December 1, 2012 through August 2, 2015, as a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class R shares did not exceed 1.50%. Prior to December 1, 2012, the voluntary expense limitation was 1.60%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Amount represents less than $0.005 per share.

See Notes to Financial Statements.

26	ClearBridge Dividend Strategy Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$20.69	$18.65	$15.07	$13.55	$13.02

Income (loss) from operations:
Net investment income	0.36	0.39	0.31	0.35	0.40
Net realized and unrealized gain (loss)	(1.26)	2.04	3.59	1.52	0.56
Total income (loss) from operations	(0.90)	2.43	3.90	1.87	0.96

Less distributions from:
Net investment income	(0.35)	(0.39)	(0.32)	(0.35)	(0.43)
Net realized gains	(0.00) [7]	—	—	—	—
Total distributions	(0.35)	(0.39)	(0.32)	(0.35)	(0.43)

Net asset value, end of year	$19.44	$20.69	$18.65	$15.07	$13.55
Total return[2]	(4.32)%	13.18%	26.06%	13.89%	7.51%

Net assets, end of year (millions)	$845	$928	$467	$233	$142

Ratios to average net assets:
Gross expenses	0.85%	0.82%	0.86%	0.82%	0.83%
Net expenses	0.82 [3,4]	0.82 [3]	0.82 [4,5]	0.81 [4,5]	0.81 [4,5,6]
Net investment income	1.80	2.05	1.81	2.41	3.07

Portfolio turnover rate	22%	14%	32%	23%	83%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. During the period January 1, 2014 through August 2, 2015, as a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class I shares did not exceed 1.00%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective April 29, 2011 through December 31, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.83% through December 31, 2013.

[6]

As a result of an expense limitation arrangement, effective September 18, 2009 through April 29, 2011, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10% through April 29, 2011.

[7]	Amount represents less than $0.005 per share.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2015 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2015	2014	2013[2]

Net asset value, beginning of year	$20.70	$18.65	$16.87

Income (loss) from operations:
Net investment income	0.37	0.41	0.23
Net realized and unrealized gain (loss)	(1.26)	2.03	1.77
Total income (loss) from operations	(0.89)	2.44	2.00

Less distributions from:
Net investment income	(0.36)	(0.39)	(0.22)
Net realized gains	(0.00) [7]	—	—
Total distributions	(0.36)	(0.39)	(0.22)

Net asset value, end of year	$19.45	$20.70	$18.65
Total return[3]	(4.28)%	13.21%	11.99%

Net assets, end of year (000s)	$12	$13	$11

Ratios to average net assets:
Gross expenses	0.89%	0.99%	1.06%[4]
Net expenses[5,6]	0.78	0.82	0.82 [4]
Net investment income	1.82	2.10	1.83 [4]

Portfolio turnover rate	22%	14%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 10, 2013 (inception date) to December 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Amount represents less than $0.005 per share.

See Notes to Financial Statements.

28	ClearBridge Dividend Strategy Fund 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Dividend Strategy Fund (formerly ClearBridge Equity Income Fund ) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Effective May 1, 2015, the Fund’s name, investment objective, 80% investment policy, benchmark and selection process were changed.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

ClearBridge Dividend Strategy Fund 2015 Annual Report	29

Notes to financial statements (cont’d)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

30	ClearBridge Dividend Strategy Fund 2015 Annual Report

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$4,906,725,727	—	—	$4,906,725,727
Convertible preferred stocks	16,753,962	—	—	16,753,962
Asset-backed securities	—	$1	—	1
Total long-term investments	$4,923,479,689	$1	—	$4,923,479,690
Short-term investments†	193,805,732	—	—	193,805,732
Total investments	$5,117,285,421	$1	—	$5,117,285,422

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

ClearBridge Dividend Strategy Fund 2015 Annual Report	31

Notes to financial statements (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

32	ClearBridge Dividend Strategy Fund 2015 Annual Report

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

ClearBridge Dividend Strategy Fund 2015 Annual Report	33

Notes to financial statements (cont’d)

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$2,100,096	—	$(2,100,096)
(b)	(92,854)	$92,854	—

(a)	Reclassifications are due to a taxable overdistribution.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A and Class B shares did not exceed 1.20% and 2.20%, respectively. In addition, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

As a result of expense limitation arrangements between the Fund and LMPFA, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.95%, 1.20%, 1.40%, 0.85% and

34	ClearBridge Dividend Strategy Fund 2015 Annual Report

0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

Prior to August 3, 2015, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class FI, Class R and Class I shares did not exceed 2.00%, 1.25%, 1.50% and 1.00%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

During the year ended December 31, 2015, fees waived and/or expenses reimbursed amounted to $227,379.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2015, LMIS and its affiliates retained sales charges of $1,111,501 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$7,904	$8,997	$18,680

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant

ClearBridge Dividend Strategy Fund 2015 Annual Report	35

Notes to financial statements (cont’d)

to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of December 31, 2015, the Fund had accrued $4,400 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,193,410,762
Sales	1,793,183,475

At December 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,154,586,442
Gross unrealized depreciation	(35,605,627)
Net unrealized appreciation	$1,118,980,815

4. Derivative instruments and hedging activities

During the year ended December 31, 2015, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class B, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.75%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$1,817,442
Class A	$7,854,112	4,992,371
Class B	526,297	318,293
Class C	3,770,561	384,668
Class FI	131	86
Class R	7,534	2,721
Class I	—	900,762
Class IS	—	21
Total	$12,158,635	$8,416,364

36	ClearBridge Dividend Strategy Fund 2015 Annual Report

For the year ended December 31, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	—
Class A	—
Class B	—
Class C	—
Class FI	$10
Class R	1,112
Class I	226,244
Class IS	13
Total	$227,379

6. Distributions to shareholders by class

	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Investment Income:
Class 1	$23,542,777	$28,309,916
Class A	46,229,806	52,995,492
Class B	428,699	969,554
Class C	3,036,295	3,832,469
Class FI	811	929
Class R	21,732	12,373
Class I	13,805,911	15,846,619
Class IS	220	236
Total	$87,066,251	$101,967,588

Net Realized Gains:
Class 1	$328,586	—
Class A	645,229	—
Class B	5,983	—
Class C	42,378	—
Class FI	11	—
Class R	303	—
Class I	192,689	—
Class IS	3	—
Total	$1,215,182	—

7. Shares of beneficial interest

At December 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

ClearBridge Dividend Strategy Fund 2015 Annual Report	37

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class 1
Shares issued on reinvestment	1,255,218	$23,871,363	1,475,636	$28,384,325
Shares repurchased	(6,652,151)	(130,442,013)	(7,206,880)	(136,767,024)
Net decrease	(5,396,933)	$(106,570,650)	(5,731,244)	$(108,382,699)

Class A
Shares sold	24,262,964	$481,253,556	21,710,559	$412,062,860
Shares issued on reinvestment	2,431,372	46,192,577	2,715,655	52,196,385
Shares repurchased	(53,365,283)	(1,030,791,460)	(22,691,900)	(431,702,236)
Net increase (decrease)	(26,670,947)	$(503,345,327)	1,734,314	$32,557,009

Class B
Shares sold	28,133	$551,453	78,366	$1,458,322
Shares issued on reinvestment	23,109	430,322	51,171	960,797
Shares repurchased	(1,720,274)	(33,293,871)	(3,231,196)	(60,096,333)
Net decrease	(1,669,032)	$(32,312,096)	(3,101,659)	$(57,677,214)

Class C
Shares sold	2,422,500	$46,912,761	3,024,123	$56,824,686
Shares issued on reinvestment	153,805	2,877,255	189,111	3,575,748
Shares repurchased	(3,101,657)	(60,002,396)	(3,248,741)	(60,708,834)
Net decrease	(525,352)	$(10,212,380)	(35,507)	$(308,400)

Class FI
Shares sold	684	$13,838	2,445	$45,000
Shares issued on reinvestment	43	822	48	929
Shares repurchased	(1,134)	(22,329)	—	—
Net increase (decrease)	(407)	$(7,669)	2,493	$45,929

Class R
Shares sold	65,612	$1,299,690	56,142	$1,036,070
Shares issued on reinvestment	938	17,733	284	5,496
Shares repurchased	(34,909)	(682,357)	(7,728)	(149,339)
Net increase	31,641	$635,066	48,698	$892,227

Class I
Shares sold	34,678,800	$684,383,008	26,957,779	$519,194,792
Shares issued on reinvestment	417,778	8,120,404	310,263	6,118,306
Shares repurchased	(36,488,418)	(732,587,676)	(7,435,265)	(144,474,463)
Net increase (decrease)	(1,391,840)	$(40,084,264)	19,832,777	$380,838,635

Class IS
Shares issued on reinvestment	12	$223	11	$236
Net increase	12	$223	11	$236

38	ClearBridge Dividend Strategy Fund 2015 Annual Report

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$87,066,251	$101,967,588
Net long-term capital gains	1,215,182	—
Total distributions paid	$88,281,433	$101,967,588

As of December 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Capital loss carryforward*	$(730,196)
Other book/tax temporary differences(a)	353,292
Unrealized appreciation (depreciation)(b)	1,118,980,814
Total accumulated earnings (losses) — net	$1,118,603,910

*	As of December 31, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2016	$(730,196)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses and book/tax differences in the treatment of distributions from real estate investment trusts.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book/tax basis of partnership investments.

ClearBridge Dividend Strategy Fund 2015 Annual Report	39

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Dividend Strategy Fund (formerly, ClearBridge Equity Income Fund) (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Dividend Strategy Fund (formerly, ClearBridge Equity Income Fund) as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 19, 2016

40	ClearBridge Dividend Strategy Fund 2015 Annual Report

Board approval of management and

subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of

ClearBridge Dividend Strategy Fund	41

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional equity income funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2015. The Fund performed better than the median performance of the funds in the Performance Universe for the five-year period, but performed below the median performance of the funds in the Performance Universe for the one-, three- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2015, which showed that the Fund’s performance was better than the Lipper

42	ClearBridge Dividend Strategy Fund

category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and with management’s efforts to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 14 retail front-end load equity income funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load equity income funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the funds in the Expense Group and was higher than the average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio was

ClearBridge Dividend Strategy Fund	43

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

higher than the median of the total expense ratios of the funds in the Expense Group, but was lower than the average total expense ratio of the funds in the Expense Universe. The Trustees noted that the Fund’s total expense ratio was impacted by transfer agent costs that were higher than the average transfer agent costs of the funds in the Expense Group and the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

44	ClearBridge Dividend Strategy Fund

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

ClearBridge Dividend Strategy Fund	45

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Dividend Strategy Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

46	ClearBridge Dividend Strategy Fund

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

ClearBridge Dividend Strategy Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

48	ClearBridge Dividend Strategy Fund

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	151
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

ClearBridge Dividend Strategy Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

50	ClearBridge Dividend Strategy Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Dividend Strategy Fund	51

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2015:

Record date:	3/30/2015	6/29/2015	9/29/2015	12/21/2015
Payable date:	3/31/2015	6/30/2015	9/30/2015	12/22/2015
Ordinary income:
Qualified dividend income for individuals	100.00%	100.00%	100.00%	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%	100.00%	100.00%	100.00%
Long-term capital gain dividend	$—	$—	$—	$0.004525

Please retain this information for your records.

52	ClearBridge Dividend Strategy Fund

ClearBridge

Dividend Strategy Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust*

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Dividend Strategy Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Dividend Strategy Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Dividend Strategy Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0420 2/16 SR16-2697

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2014 and December 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $92,342 in December 31, 2014 and $87,375 in December 31, 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $5,902 in December 31, 2014 and $0 in December 31, 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $7,780 in December 31, 2014 and $7,860 in December 31, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2015 and December 31, 2015; Tax Fees were 100% and 100% for December 31, 2015 and December 31, 2015; and Other Fees were 100% and 100% for December 31, 2015 and December 31, 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2015

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 24, 2016